Exhibit 10.1

GLOBAL AMENDMENT

This Global Amendment (this “Amendment”) is entered into effective as of the 11th day of January, 2023 (the “Effective Date”) by and between Intrusion Inc., a Delaware corporation (“Borrower”), and Streeterville Capital, LLC, a Utah limited liability company, or its successors and/or assigns (“Lender”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Transaction Documents (as defined below).

WHEREAS, Borrower previously sold and issued to Lender that certain Promissory Note #1 dated March 10, 2022 in the original principal amount of $5,350,000.00 (“Note #1”), and that certain Promissory Note #2 dated June 29, 2022 in the original principal amount of $5,350,000.00 (“Note #2,” and together with Note #1, the “Notes”), pursuant to that certain Securities Purchase Agreement dated March 10, 2022 by and between Borrower and Lender (the “Purchase Agreement,” and together with the Notes and all other transaction documents entered into in conjunction therewith, the “Transaction Documents”); and

WHEREAS, the parties desire to amend the Transaction Documents, subject to the terms, conditions, and understandings expressed in this Amendment, to cause Lender to defer, refrain and forbear temporarily from making redemptions under the Notes for the period beginning on the Effective Date and ending on March 31, 2023 (the “Standstill Period”), in exchange for a fee equal to 3.75% multiplied by the Outstanding Balance of each of the Notes (the “Standstill Fee”).

NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the parties hereby agree as follows:

1.                 Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Amendment.

2.                 Subject to the terms, conditions and understandings contained in this Amendment, the Transaction Documents are hereby amended such that for the Standstill Period, Lender will not seek to redeem any portion of the Notes (the “Standstill”). Notwithstanding the foregoing, the Standstill shall immediately and automatically terminate upon the occurrence of an Event of Default under the Notes or Borrower’s breach of this Amendment or the Transaction Documents.

3.                 As a material inducement and partial consideration for Lender’s agreement to enter into this Amendment, each of Borrower and Lender acknowledges and agrees that the Outstanding Balances of each of the Notes are hereby increased by the Standstill Fee as of the Effective Date. Following the application of the Standstill Fee, each of Borrower and Lender acknowledges and agrees that the Outstanding Balance of Note #1 is $4,302,732.47 as of the Effective Date, and that the Outstanding Balance of Note #2 is $5,760,583.58 as of the Effective Date.

4.                 The Notes shall be and remain in full force and effect in accordance with their terms, and are hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the remaining balances of the Notes and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. No forbearance or waiver other than as expressly set forth herein may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Lender under the Notes or the Transaction Documents, as in effect prior to the date hereof.

5.                 Borrower understands that the Standstill shall terminate immediately upon the earliest occurrence of (a) any breach of this Amendment, or (b) any Event of Default after the date hereof (or any Event of Default that occurred prior to the date hereof), and that in any such case, Lender may seek all recourse available to it under the terms of the Notes, this Amendment, any other Transaction Document, or applicable law. Upon the termination of this Amendment or the expiration of the Standstill Period, among other rights, Lender shall have the right to redeem all or any portion of the Outstanding Balances in accordance with the terms of the Notes. For the avoidance of doubt, the termination of the Standstill pursuant to this Section shall not terminate, limit or modify any other provision of this Amendment (including without limitation the application of the Standstill Fee).

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6.                 In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

a.	Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

b.	Any Event of Default which may have occurred under the Notes has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower’s obligations under this Amendment. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other existing or future default.

c.	All understandings, representations, warranties and recitals contained or expressed in this Amendment are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Amendment based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Amendment. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

d.	Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Notes or any of the other Transaction Documents.

e.	Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

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f.	Borrower hereby acknowledges that it has freely and voluntarily entered into this Amendment after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Amendment, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Amendment, and (iii) all factual and legal matters relevant to this Amendment and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Amendment and all other documents executed and delivered in connection with this Amendment after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Amendment and the other documents executed and delivered in connection with this Amendment have been negotiated at arm’s-length, and that this Amendment and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Amendment or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

g.	There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower, other than the proceedings as detailed in Borrower’s public filings.

h.	There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Amendment and/or any of the other documents executed and delivered in connection with this Amendment.

i.	Borrower is solvent as of the date of this Amendment, and none of the terms or provisions of this Amendment shall have the effect of rendering Borrower insolvent. The terms and provisions of this Amendment and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

j.	To the best of its belief, after diligent inquiry, Borrower represents and warrants that, as of the date hereof, no Event of Default under the Notes (nor any breach by Borrower under any of the other Transaction Documents) exists.

7.                 Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the Standstill or any other amendment to the Notes granted herein.

8.                 Each party agrees that any dispute arising out of or relating to this Amendment shall be subject to the Arbitration Provisions (as defined in the Purchase Agreement).

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9.                 This Amendment shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party agrees that the proper venue for any dispute arising out of or relating to this Amendment shall be determined in accordance with the provisions of the Purchase Agreement. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10.               This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

11.               In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Amendment, the parties agree that the prevailing party shall be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

12.               If any part of this Amendment is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Amendment shall remain in full force and effect.

13.               This Amendment, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Amendment and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

14.               Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, stockholders, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment and the Transaction Documents, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, agents or representatives other than as set forth in this Amendment and in the Transaction Documents.

15.               This Amendment may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Amendment may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

16.               This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Amendment or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Amendment or any of its obligations herein without the prior written consent of Lender.

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17.               Except as otherwise modified by this Amendment, the Notes and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Amendment shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Amendment, on the one hand, and the Notes or any other Transaction Document, on the other hand, the terms of this Amendment shall prevail.

18.               Time is of the essence with respect to each and every provision of this Amendment.

19.               Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Amendment to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

20.               Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

BORROWER:

INTRUSION INC.

By:	/s/ Anthony Scott
Anthony Scott, CEO

LENDER:

STREETERVILLE CAPITAL, LLC

By:	/s/ John M. Fife
John M. Fife, President

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